EXHIBIT 99.2

Delta Corp Holdings Limited, a Fast Growing Asset-Light Logistics Company Enters into a Definitive Merger and Share Exchange Agreement with Kaival Brands Innovations Group, Inc.

●	Proposed business combination will create a public company engaged in Bulk & Energy logistics, fuel supply, commodities, and asset management related services that operates an asset-light business model
●	Delta has a multinational footprint which facilitates the global trade of energy, raw materials, and agricultural products
●	Delta has an established and diversified customer base leading to revenue of over $619 million for fiscal year ended December 31, 2023
●	Transaction to be completed at a 359% premium to Kaival Brands current stock price, translating into an implied price per share of $2.66

GRANT-VALKARIA, Fla., September 23, 2024 (GLOBE NEWSWIRE) -- Kaival Brands Innovations Group, Inc., (NASDAQ: KAVL) (“Kaival Brands”, the “Company”), the exclusive U.S. distributor of the Bidi® Stick and certain other products manufactured by Bidi Vapor, LLC (“Bidi Vapor”), and Delta Corp Holdings Limited (“Delta”), a privately held holding company for global businesses engaged in Bulk & Energy logistics, fuel supply, commodities, and asset management, announced today that the companies have entered into a definitive merger and share exchange agreement (the “definitive agreement”), whereby Kavial Brands and Delta will each become wholly owned subsidiaries of a specially created holding company incorporated under the laws of the Cayman Islands, Delta Corp Holdings Limited (“Pubco”). The closing of the transactions contemplated by the definitive agreement (the “business combination”) is subject to certain conditions, including, without limitation, the approval of the shareholders of Kaival Brands and the approval of the listing of the shares of Pubco on the Nasdaq Stock Market (“Nasdaq”). Delta shareholders will become the majority shareholders of Pubco as further detailed below.

Following closing of the transactions, which the parties expect will occur in the fourth quarter of 2024, the combined company would be traded on Nasdaq. The combined company will continue to operate under the Delta management team led by Mudit Paliwal, Chief Executive Officer and Founder; Peter Shaerf, Non-Executive Chairman; and Joseph Nelson, Chief Financial Officer, with Kaival Brands as a wholly owned subsidiary of the Pubco.

Mark Thoenes, Interim Chief Executive Officer of Kaival Brands, stated, “This transaction marks an exciting new chapter for Kaival Brands. Delta’s flexible, asset-light business model positions the combined Company to capitalize on high growth areas within the energy and raw materials markets and offers our shareholders a unique opportunity. We are confident that this partnership will deliver substantial value to Kaival Brands shareholders and employees.”

“We are excited about the proposed business combination between Delta and Kaival Brands, given its potential to bring substantial value to the stakeholders of both parties,” stated Mudit Paliwal, Delta’s Chief Executive Officer and Founder. “Since its inception, Delta has established itself as a trusted global logistics leader, serving some of the world’s top natural resource, industrial, and energy companies. This success is a direct result of our unwavering commitment to finding solutions for our customers’ complex global supply chains through continuous innovation, all driven by a leadership team with a proven track record of success. We believe the business combination with Kaival will enable us to continue our robust growth in the public markets.”

Peter Shaerf, Delta’s Non-Executive Chairman of the Board of Directors, stated, “This merger marks a pivotal step forward for Delta. KAVL’s engaged shareholder base paired with the transparency of a public listing, provide a solid foundation for Delta’s growth, accelerating our momentum. This partnership will support our efforts to expand core business lines and extend our geographical reach, positioning Delta for sustained success and long-term value creation.”

Delta – A Fast-Growing, Asset-Light Third-Party Logistics Company

Delta is a fully-integrated, global business engaged in logistics, fuel supply and asset management related services, primarily servicing the international supply chains of commodity, energy, and capital goods producers. Delta has been in operation since 2019 and its businesses facilitate the global trade of energy, raw materials, intermediate goods, and agricultural products. Delta is a multinational business with over 400 personnel and has a global footprint through a network of offices in 16 countries throughout Europe, the Middle East, Asia, and Africa.

Delta’s business is asset-light, and it relies on its people, technology, customer relationships and differentiated service offerings to drive its business and its growth. Delta believes its asset-light business model differentiates it from competitors and leads to greater profitability while reducing risk. Delta has leadership positions in niche markets where it has a specialized competitive advantage which allows it to leverage its broad portfolio of service offerings to reduce its customers’ logistics costs while enhancing its profitability.

Delta operates its business through three segments: Bulk Logistics, Energy Logistics and Asset Management. Each segment is headed by proven management teams which share a commitment to the value of client focus and a vision of setting a new standard of excellence within the sectors in which Delta operates. Delta seeks high-growth niche opportunities within its core business offerings or adjacent industries and leverages its diverse service offering to penetrate its markets.

Key Transaction Terms

The business combination will be effectuated through a holding company structure, whereby Kaival Brands and Delta will each become wholly-owned subsidiaries of Pubco. Under the agreement, shareholders of Kaival Brands will receive 1 ordinary share of Pubco for each share of Kaival Brands common stock they own as of the closing of the business combination, and Delta shareholders will exchange their shares of Delta for $270 million in ordinary shares of Pubco, subject to certain adjustments, at an implied value per share of $2.66, as set forth in the definitive agreement (including adjustment as applicable for Nasdaq listing purposes). Immediately prior to the closing of the business combination, the stockholders of Kaival Brands are anticipated to collectively own approximately 10.30% of the outstanding ordinary shares of Pubco, and Delta shareholders immediately following this closing are anticipated to collectively own approximately 89.70% of the outstanding ordinary shares of Pubco.

The definitive agreement also includes an earnout to existing shareholders of Delta, which, if earned, consists of $30 million of additional ordinary shares of Pubco, which would be issued to Delta shareholders if the Surviving Public Company achieves or exceeds (i) revenues of $700 million and (ii) either (a) Earnings Before Interest, Taxes, and Depreciation and Amortization (“EBITDA”) of $20 million or (b) net income of $10 million, in each case for the fiscal year ending December 31, 2025.

The definitive agreement contains customary representations, warranties and covenants made by Kaival Brands and Delta, including covenants relating to both parties using their commercially reasonably efforts to cause the transactions contemplated by the agreement to be satisfied, covenants regarding obtaining the requisite approval of Kaival Brands’ shareholders, covenants regarding indemnification of directors and officers, and covenants regarding Kaival Brands’ and Delta’s conduct of their respective businesses between the date of signing of the agreement and the closing. The definitive agreement also contains certain termination rights for both Kaival Brands and Delta, and, in connection with the termination of the agreement under certain circumstances, Kaival Brands and Delta may be required to pay the other party a termination fee.

The definitive agreement has been unanimously approved by the Board of Directors of Kaival Brands and by the Board of Directors of Delta. The Kaival Brands Board of Directors has also recommended to Kaival Brands’ shareholders that they vote to approve the definitive agreement and the business combination. Kaival Brands also received a fairness opinion in connection with the business combination. The business combination is expected to close in the fourth quarter of 2024, subject to certain conditions set forth in the definitive agreement, including the approvals by the requisite shareholders of Kaival Brands described above, the listing of Pubco ordinary shares on Nasdaq, as applicable, and other customary closing conditions.

A more complete description of the terms of and conditions of the proposed business combination and related matters will be included in a current report on Form 8-K to be filed by Kaival Brands with the U.S. Securities and Exchange Commission (“SEC”) on or about September 23, 2024. A copy of the definitive agreement will be an exhibit to the Form 8-K. All parties desiring details regarding the terms and conditions of the proposed business combination are urged to review that Form 8-K, and the exhibits attached thereto, which will be available at the SEC’s website at www.sec.gov.

Advisors

Maxim Group LLC is serving as exclusive financial advisor to Kaival Brands. Sichenzia Ross Ference Carmel LLP is serving as counsel to Kaival Brands.

Ellenoff Grossman & Schole LLP is serving as counsel to Delta.

About Kaival Brands

Based in Grant-Valkaria, Florida, Kaival Brands is a company focused on incubating and commercializing innovative products into mature and dominant brands, with a current focus on the distribution of electronic nicotine delivery systems (ENDS) also known as “e-cigarettes” for use by customers 21 years and older. Our business plan is to seek to diversify into distributing other nicotine and non-nicotine delivery system products (including those related to hemp-derived cannabidiol (known as CBD) products). Kaival Brands and Philip Morris Products S.A. (via sublicense from Kaival Brands) are the exclusive global distributors of all products manufactured by Bidi Vapor LLC. Based in Melbourne, Florida, Bidi Vapor maintains a commitment to responsible, adult-focused marketing, supporting age-verification standards and sustainability through its BIDI® Cares recycling program. Bidi Vapor’s premier device, the BIDI® Stick, which is distributed exclusively by Kaival Brands, is a premium product made with high-quality components, a UL-certified battery and technology designed to deliver a consistent vaping experience for adult smokers 21 and over.

Learn more about Kaival Brands at https://ir.kaivalbrands.com/overview/default.aspx.

About Delta

Delta Corp Holdings Limited is a fully integrated global enterprise engaged in logistics, fuel supply, and asset management services, primarily supporting the international supply chains of commodity, energy, and capital goods producers. With its headquarters in London, Delta operates through three main segments: Bulk Logistics, Energy Logistics, and Asset Management. The company also maintains executive offices in Dubai and New York, and boasts a significant commercial presence in Singapore, Rotterdam, New Delhi, and Mumbai. For more information, please see Delta’s website at www.wearedelta.com.

Additional Information and Where to Find It

In connection with the proposed business combination, Pubco, Kaival Brands and Delta plan to file or cause to be filed relevant materials with the SEC, including a Pubco registration statement on Form F-4 (the “Registration Statement”) that will contain a proxy statement of Kaival Brands and a prospectus for registration of shares of Pubco. The Registration Statement has not been filed with or declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be mailed or otherwise disseminated to Kaival Brands stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KAIVAL BRANDS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DELTA, KAIVAL BRANDS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Pubco and Kaival Brands with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Kaival Brands by directing a written request to: Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway Grant-Valkaria, Florida. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination.

Participants in the Solicitation

Kaival Brands and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of Kaival Brands with respect to the proposed business combination and related matters. Information about the directors and executive officers of Kaival Brands, including their ownership of shares of Kaival Brands common stock, is included in Kaival Brands’ Annual Report on Form 10-K for the year ended October 31, 2023, which was filed with the SEC on February 14, 2024. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Kaival Brands shareholders, including a description of their interests in the proposed business combination by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be filed with the SEC when they become available. The directors and officers of Delta do not currently hold any interests, by security holdings or otherwise, in Kaival Brands.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Pubco, Kaival Brands and Delta. All statements other than statements of historical facts contained in this press release, including statements regarding Pubco’s, Kaival Brands’ or Delta’s future results of operations and financial position, Pubco’s, Kaival Brands’ and Delta’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Pubco, Kaival Brands and Delta, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed business combination: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Kaival Brands’ securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement, including due to failure to obtain approval of the shareholders of Kaival Brands or other conditions to closing in the definitive agreement; the inability to obtain or maintain the listing of Pubco ordinary shares on Nasdaq following the business combination; the risk that the transactions contemplated by the business combination disrupt current plans and operations of Kaival Brands as a result of the announcement and consummation of these transactions; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Pubco, Delta or Kaival Brands may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the Registration Statement and accompanying proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by Pubco and Kaival Brands. Moreover, Pubco, Delta and Kaival Brands operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Pubco’s, Delta’s and Kaival Brands’ control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of Pubco, Delta or Kaival Brands gives any assurance that either Delta or Kaival Brands or Pubco will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Pubco, Delta and Kaival Brands assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information, contact:

Kaival Brands Innovations Group, Inc.

Brett Maas, Managing Partner

Hayden IR

(646) 536-7331

brett@haydenir.com

Delta Corp Holdings Limited

Joseph Nelson

Chief Financial Officer

Phone: +44 0203 753 5598

Email: ir@wearedelta.com